Exhibit 23

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference

•	in the Registration Statement (Form S-8 No. 333-149365 of Centerline Holding Company,
•	in the Registration Statement (Form S-3ASR No. 333-138706 of Centerline Holding Company,
•	in the Registration Statement (Form S-3ASR No. 333-133118 of Centerline Holding Company,
•	in the Registration Statement (Form S-11 No. 333-126044 of Centerline Holding Company,
•	in the Registration Statement (Form S-3MEF No. 333-117650 of Centerline Holding Company,
•	in the Registration Statement (Form S-3/A No. 333-120077 of Centerline Holding Company,
•	in the Registration Statement (Form S-8 and its post effective amendment on Form S-8/A No. 333-55957 pertaining to the Centerline Holding Company Incentive Share Option Plan,
•	in the Registration Statement (Form S-3 No. 333-54802 of Centerline Holding Company,
•	in the Registration Statement (Form S-3 No. 333-109078 of Centerline Holding Company,
•	in the Registration Statement (Form S-3/A No. 333-74988 of Centerline Holding Company,
•	in the Registration Statement (Form S-3/A No. 333-57384 of Centerline Holding Company,
•	in the Registration Statement (Form S-8 No. 333-110722 of Centerline Holding Company,
•	in the Registration Statement (Form S-3/A and its post effective amendment on Form POS AM 1 No. 333-111919 of Centerline Holding Company,
•	in the Registration Statement (Form S-8 No. 333-149365 of Centerline Holding Company,

of our report dated March 30, 2011, relating to the consolidated financial statements of Centerline Holding Company and subsidiaries (which report expressed an unqualified opinion on those consolidated financial statements, and includes explanatory paragraphs relating to the Company’s adoption of ASC 2009-17, “Consolidations” in 2010 and the application of certain provisions of ASU 205-20, “Presentation of Financial Statements – Discontinued Operations” in 2010 appearing in the Annual Report on Form 10-K of Centerline Holding Company and subsidiaries for the year ended December 31, 2010.

/s/ DELOITTE & TOUCHE LLP
New York, New York
March 30, 2011